Exhibit 99.2

            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------

                                                                    Three Months Ended
                                                                         March 31,
                                                                    -------------------
                                                                    2003           2002
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 1,688,437    $ 1,284,461
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    1,069,295        726,615
    Other                                                          189,272        198,031
  Maintenance                                                       45,892         52,312
  Depreciation                                                      49,473         52,215
  Amortization                                                      57,299         20,244
  Amortization of rate reduction bonds                              39,200         46,160
  Taxes other than income taxes                                     73,974         74,598
  Gain on sale of utility plant                                       -              -
                                                               -----------    -----------
       Total operating expenses                                  1,524,405      1,170,175
                                                               -----------    -----------
Operating Income                                                   164,032        114,286
Interest Expense:
  Interest on long-term debt                                        32,940         32,972
  Interest on rate reduction bonds                                  27,861         29,562
  Other interest                                                     2,744          4,353
                                                               -----------    -----------
      Interest expense, net                                         63,545         66,887
                                                               -----------    -----------
Other Income/(Loss), Net                                               576        (13,997)
                                                               -----------    -----------
Income Before Income Tax Expense                                   101,063         33,402
Income Tax Expense                                                  39,469         13,370
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                   61,594         20,032
Preferred Dividends of Subsidiaries                                  1,390          1,390
                                                               -----------    -----------
Net Income                                                     $    60,204    $    18,642
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share                        $      0.47    $      0.14
                                                               ===========    ===========
Fully Diluted Common Shares Outstanding (average)              127,111,272    129,754,946
                                                               ===========    ===========




            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------

                                                                    Twelve Months Ended
                                                                         March 31,
                                                                    -------------------
                                                                    2003           2002
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 5,620,297    $ 5,544,246
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    3,368,782      3,323,620
    Other                                                          743,722        764,078
  Maintenance                                                      257,067        222,592
  Depreciation                                                     202,905        192,598
  Amortization                                                     350,009        199,013
  Amortization of rate reduction bonds                             141,629        144,573
  Taxes other than income taxes                                    226,895        217,908
  Gain on sale of utility plant                                   (187,113)          -
                                                               -----------    -----------
       Total operating expenses                                  5,103,896      5,064,382
                                                               -----------    -----------
Operating Income                                                   516,401        479,864
Interest Expense:
  Interest on long-term debt                                       134,438        131,649
  Interest on rate reduction bonds                                 114,091        117,177
  Other interest                                                    18,640         30,524
                                                               -----------    -----------
      Interest expense, net                                        267,169        279,350
                                                               -----------    -----------
Other Income/(Loss), Net                                            58,401         30,432
                                                               -----------    -----------
Income Before Income Tax Expense                                   307,633        230,946
Income Tax Expense                                                 108,402         75,023
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                  199,231        155,923
Preferred Dividends of Subsidiaries                                  5,559          5,935
                                                               -----------    -----------
Net Income                                                     $   193,672    $   149,988
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share                        $      1.51    $      1.13
                                                               ===========    ===========
Fully Diluted Common Shares Outstanding (average)              128,673,373    132,294,786
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


            Northeast Utilities and Subsidiaries
            ------------------------------------

                Consolidated Balance Sheets
                ---------------------------

                                                                 March 31,     December 31,
                                                                   2003           2002
                                                                 --------      -----------
                                                                   (Thousands of Dollars)
ASSETS
------
Current Assets:
  Cash and cash equivalents                                    $    98,959    $    54,678
  Investments in securitizable assets                              155,759        178,908
  Receivables, net                                                 702,669        767,089
  Unbilled revenues                                                116,092        126,236
  Fuel, materials, and supplies, at average cost                   111,230        119,853
  Special deposits                                                  84,038         43,261
  Prepayments and other                                            293,525        241,190
                                                               -----------    -----------
                                                                 1,562,272      1,531,215
                                                               -----------    -----------

Property, Plant and Equipment:
  Electric utility                                               5,211,492      5,141,951
  Gas utility                                                      690,988        679,055
  Competitive energy                                               864,661        866,294
  Other                                                            205,878        205,115
                                                               -----------    -----------
                                                                 6,973,019      6,892,415
    Less:  Accumulated provision for depreciation                2,516,514      2,484,613
                                                               -----------    -----------
                                                                 4,456,505      4,407,802
  Construction work in progress                                    322,429        320,567
                                                                -----------    -----------
                                                                 4,778,934      4,728,369
                                                               -----------    -----------
Deferred Debits and Other Assets:
  Regulatory assets                                              2,833,150      2,909,923
  Goodwill and other purchased intangible assets, net              344,965        345,867
  Prepaid pension                                                  336,540        328,890
  Other                                                            467,760        433,444
                                                               -----------    -----------
                                                                 3,982,415      4,018,124
                                                               -----------    -----------

Total Assets                                                   $10,323,621    $10,277,708
                                                               ===========    ===========


                                                                 March 31,     December 31,
                                                                   2003           2002
                                                                 --------      -----------
                                                                   (Thousands of Dollars)

LIABILITIES AND CAPITALIZATION
------------------------------
Current Liabilities:
  Notes payable to banks                                       $    95,000    $    56,000
  Long-term debt - current portion                                  55,749         56,906
  Accounts payable                                                 695,516        778,244
  Accrued taxes                                                     84,759        141,667
  Accrued interest                                                  75,120         40,597
  Other                                                            321,748        270,555
                                                               -----------    -----------
                                                                 1,327,892      1,343,969
                                                               -----------    -----------
Rate Reduction Bonds                                             1,888,598      1,899,312
                                                               -----------    -----------

Deferred Credits and Other Liabilities:
  Accumulated deferred income taxes                              1,414,993      1,436,507
  Accumulated deferred investment tax credits                      105,517        106,471
  Deferred contractual obligations                                 346,830        354,469
  Other                                                            569,595        523,115
                                                               -----------    -----------
                                                                 2,436,935      2,420,562
                                                               -----------    -----------
Capitalization:
  Long-Term Debt                                                 2,324,432      2,287,144
                                                               -----------    -----------
  Preferered Stock - Nonredeemable                                 116,200        116,200
                                                               -----------    -----------
  Common Shareholders' Equity:
   Common shares, $5 par value - authorized
    225,000,000 shares; 149,884,644 shares issued and
    126,591,916 shares outstanding in 2003 and
    149,375,847 shares issued and 127,562,031 shares
    outstanding in 2002                                            749,423        746,879
   Capital surplus, paid in                                      1,105,386      1,108,338
   Deferred contribution plan - employee stock
    ownership plan                                                 (83,976)       (87,746)
   Retained earnings                                               808,352        765,611
   Accumulated other comprehensive income                           11,077         14,927
   Treasury Stock                                                 (360,698)      (337,488)
                                                               -----------    -----------
   Common Shareholders' Equity                                   2,229,564      2,210,521
                                                               -----------    -----------
Total Capitalization                                             4,670,196      4,613,865
                                                               -----------    -----------

Total Liabilities and Capitalization                           $10,323,621    $10,277,708
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.